Investment in equity affiliate	12 Months Ended
Dec. 31, 2014
Investment in equity affiliate

Note 9. Investment in equity affiliate

On October 26, 2010, the Company acquired a 34.35% interest in Zbang It Ltd. (“Zbang”), an Israeli-based private company, for $800 in cash. Zbang is a developer of an integrated online communication application.

The Company accounted for its investment in Zbang under the equity method of accounting. At December 31, 2012, Zbang owed the Company $1,177, including accrued interest of $52, under an unsecured loan agreement. In December 2012, the Company commenced negotiation to purchase Zbang’s technology and hire its developers and sell its minority share in Zbang. On March 28, 2013, the Company purchased the technology for $1,420 and sold its minority share in Zbang for one U.S. dollar. The purchase consideration payable was off-set with the outstanding loan.

The Company had no investment in equity affiliates at December 31, 2013 and 2014, respectively.